Exhibit 15.4

CONSENT OF QUALIFIED PERSON

I, Mark Sheetka, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary - Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2026, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Mark Sheetka

______________________________

Name:	Mark Sheetka, P.Geo (APEGS)
Title:	Principal Geoscience
Jansen
BHP

CONSENT OF QUALIFIED PERSON

I, Johannes Sondergaard, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary - Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2026, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Johannes Sondergaard

______________________________

Name:	Johannes Sondergaard, MAusIMM
Title:	Superintendent Resource Engineering
Jansen
BHP

CONSENT OF QUALIFIED PERSON

I, Cameron McKinnon, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary - Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2026, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Cameron McKinnon

______________________________

Name:	Cameron McKinnon, P.Eng (APEGS)
Title:	Principal Engineer Commissioning Process
Jansen
BHP

CONSENT OF QUALIFIED PERSON

I, Jairo Gomez, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary - Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2026, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Jairo Gomez

______________________________

Name:	Jairo Gomez, P.Eng (APEGS)
Title:	Principal Geotechnical Engineer
Jansen
BHP

CONSENT OF QUALIFIED PERSON

I, Jessica Perras, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary - Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2026, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Jessica Perras

______________________________

Name:	Jessica Perras, P.Geo (APEGS)
Title:	Principal Tailings & Closure Planner
Jansen
BHP

CONSENT OF QUALIFIED PERSON

I, Michael Moscarda, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary - Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2026, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Michael Moscarda

______________________________

Name:	Michael Moscarda, MAusIMM
Title:	General Manager Integrated Operations
Jansen
BHP

CONSENT OF QUALIFIED PERSON

I, Melanie Failler, in connection with the annual report on Form 20-F for the year ended June 30, 2026 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•
the filing and use of the technical report summary titled “Technical Report Summary - Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2026, as an exhibit to and referenced in the Form 20-F;

•
the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•
any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•
the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-289785) and Registration Statement on Form F-3 (No. 333-289925) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: July 28, 2026

/s/ Melanie Failler

______________________________

Name:	Melanie Failler, P. Biol. (ASPB)
Title:	Principal Environment
Jansen
BHP